UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)				May 18, 2021

	Harsco Corporation
(Exact name of registrant as specified in its charter)

Delaware			001-03970	23-1483991
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road,	Camp Hill,	Pennsylvania		17011
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code			(717)	763-7064

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.25 per share	HSC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
On May 18, 2021, Harsco Corporation (the “Company”) received notice from Wells Fargo Bank, N.A., advising of an upcoming blackout period with respect to (i) the Harsco Retirement Savings and Investment Plan; (ii) the Harsco Corporation Savings Plan, and (iii) the Harsco Non-Qualified Retirement Savings & Investment Plan (collectively, the “Plans”), each of which include funds that are invested the Company’s common stock.

The blackout period is required in connection with the Plans’ transition to a new recordkeeper, Principal Financial Group. The blackout period will permit the transmission and verification of data concerning the accounts under the Plans from the existing recordkeeper to the new recordkeeper. The blackout period is expected to begin on June 17, 2021, at 4:00 p.m. Eastern Time and to end during the week of June 21, 2021.

The exact date on which the blackout period will end is not know at this time because it will depend on when the process of transferring and verifying data to Principal Financial Group is complete. If, as a consequence of the blackout period, 50% or more of the participants in one or more of the Plans are restricted in their ability to purchase, sell or otherwise acquire or transfer an interest in the Company’s common stock for a period of more than three consecutive business days, a blackout period will arise under Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR. During any blackout period, directors and executive officers of the Company will be prohibited from purchasing, selling, or otherwise acquiring or transferring, directly or indirectly, any equity security of the Company acquired in connection with their employment as an officer or services as a director.

On May 21, 2021, we provided a notice to our directors and executive officers informing them that, during the blackout period, they will be restricted from purchasing, acquiring, selling or otherwise transferring our common stock or other equity securities except as otherwise permitted by Regulation BTR. A copy of such notice is filed hereto as Exhibit 99.1 and incorporated by reference herein.

Stockholders and other interested persons may obtain, without charge, the actual beginning and ending dates of the blackout period (during the blackout period and for a period of two years after the ending date of the blackout period) by contacting David Martin by mail at 350 Poplar Church Road, Camp Hill, PA 17011, or by phone at (717) 763-7064.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description
99.1	Regulation BTR Blackout Notice dated May 21, 2021.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harsco Corporation
Date: May 21, 2021	/s/ Russell C. Hochman
Russell C. Hochman
Senior Vice President and General Counsel, Chief Compliance Officer & Corporate Secretary